Events after Reporting Period	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after Reporting Period [Text Block]

20. Events after Reporting Period

On January 17, 2023, RepliCel Life Sciences Inc., announced that, further to its News Release of December 23, 2022, it has received approval from the TSX Venture Exchange to the issuance of 3,193,092 common shares (each, a "Share") at a deemed price of $0.09 per Share in settlement of $287,378.32 owing to various creditors (the "Debt Settlement"). The Shares were issued on January 17, 2023. The Shares are subject to a statutory hold period of four months and one day after closing of the Debt Settlement.

On February 1, 2023, RepliCel Life Sciences Inc. announced that, further to its News Release of January 16, 2023, it has received approval from the TSX Venture Exchange to the issuance of 508,253 common shares (the "Shares") in settlement of accrued dividends of $53,367.13 outstanding on the Class A Preferred Shares (the "Settlement"). The Shares were issued on February 1, 2023 and are subject to a statutory hold period of four months and one day after closing of the Settlement.

On March 14, Replicel Life Sciences Inc. has completed its previously announced non-brokered private placement (the "Offering"), as described in its News Release dated January 26, 2023, pursuant to which it has issued an aggregate of 10,131,000 units (each, a "Unit") at a price of $0.10 per Unit for gross proceeds of $1,013,100. Each Unit consists of one common share in the capital of the Company (each, a "Share") and one-half of one common share purchase warrant (each whole warrant, a "Warrant"). Each Warrant is exercisable into one additional Share at a price of $0.20 per Share for a period of four years from the closing date.